RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

Related Party Borrowings

There were certain related party borrowings that were repaid in full or converted into shares of common stock during the years ended December 31, 2016 and 2015 which are described in more detail in Note 6.

Accrued Compensation – Related Party

Accrued compensation includes accruals for employee wages, vacation pay and target-based bonuses. The components of accrued compensation as of December 31, 2016 and 2015 are as follows:

	2016	2015
Wages	$1,455,886	$1,178,909
Vacation	261,325	170,371
Bonuses	449,038	-
Payroll taxes on the above	133,344	93,510
Total	2,299,593	1,442,790
Classified as long-term	(1,531,904)	(906,928)
Accrued compensation	$767,689	$535,862

Accrued employee wages at December 31 2016 and 2015 are entirely related to wages owed to our President and Chief Executive Officer. Under the terms of his employment agreement, wages are to be accrued but no payment made for so long as payment of such salary would jeopardize our ability to continue as a going concern. The CEO started to receive payment of salary in July 2016. Under the third quarter 2015 financing agreement, salaries prior to January 1, 2015 totaling $906,928 could not be repaid until the debentures were repaid in full or otherwise extinguished by conversion or other means and, accordingly, the accrued compensation was shown as a long-term liability.  During the year ended December 31, 2016, the Q3 2015 Notes were fully converted into shares of common stock. We do not expect to pay the accrued wages and related payroll tax amounts within the next 12 months and thus is classified as a long-term liability.